SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: November 25, 1998
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 1998-10)
               (Exact name of registrant as specified in charter)

 Delaware                     333-43167                 13-3408713
--------------------------------------------------------------------------------
(State or other juris-       (Commission                 (I.R.S. Employer
diction of organization)      File Nos.)                 Identification No.)


909 Third Avenue, New York, New York            10043
------------------------------------            -----
(Address of principal executive offices)       (Zip Code)


Registrant's Telephone Number, including area code (212) 559-3435

--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 2.        Acquisition or Disposition of Assets.



                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 1998-10
                 -----------------------------------------------

                               November 25, 1998

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                    -----------------------------------------
                        AND THE MORTGAGED PROPERTIES (1)
                        --------------------------------

         On November 25, 1998, Citicorp Mortgage Securities, Inc. ("CMSI") will transfer to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before November 1, 1998) as of November 1, 1998 of $560,916,921.69. The Mortgage Loans will be delivered in exchange for the CitiCertificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the CitiCertificates will be made by State Street Bank and Trust Company, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $28,045,846.08. Information below is provided with respect to all Mortgage Loans included in the Mortgage Pool.

         The total number of Mortgage Loans as of November 1, 1998 was 1,627. The weighted average Note Rate of the Mortgage Loans as of November 1, 1998 was 7.261%. The weighted average remaining term to stated maturity of the Mortgage Loans as of November 1, 1998 was 356.76 months. All Mortgage Loans have original maturities greater than 15 but no more than 30 years. None of the Mortgage Loans were originated prior to August 1, 1987 or after November 1, 1998.

         None of the Mortgage Loans has a scheduled maturity later than November 1, 2028. Each Mortgage Loan has an original principal balance of not less than $229,500 nor more than $1,100,000. Mortgage Loans having an aggregate Adjusted Balance of $29,759,119 as of November 1, 1998 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of November 1, 1998 was 70.4%. No more than $5,900,459 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 98%(2) of the Mortgage Loans are secured by Mortgaged Properties determined by Citicorp Mortgage, Inc. to be the primary residence of the borrower ("Mortgagor"). The sole basis for such determination is either (a) a representation by the Mortgagor at origination of the Mortgage Loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his primary residence, or (b) that the address of the underlying property is the

--------
    (1) Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus Supplement dated November 23, 1998 and the Prospectus, dated July 22, 1998 (collectively, the "Prospectus"), relating to the REMIC Pass-Through Certificates, Series 1998-10.

    (2) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

Mortgagor's mailing address as reflected in Originator's records. None of the Mortgage Loans are secured by investment properties.

         At least 99% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 65% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. See "Loan Underwriting Policies and Loss and Delinquency Considerations" in the Prospectus.

         All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date.

         Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates (NNRs) less than 6.250%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 6.250%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $1,647,187.68 and $559,269,734.01, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 6.248% and 7.264%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 359 months and 356.75 months, respectively.

         The Special Hazard Loss Amount as of November 1, 1998 was
$5,900,458.72.

         The Fraud Loss Amount as of November 1, 1998 was $5,609,169.22.

         The Bankruptcy Loss Amount as of November 1, 1998 was $132,192.00.

         The aggregate Initial Stated Amount of the Class A CitiCertificates as of November 1, 1998 was $538,480,219.43.

         The aggregate Initial Stated Amount of the Class M CitiCertificates as of November 1, 1998 was $10,376,900.00.

         The aggregate Initial Stated Amount of the Class B-1 CitiCertificates as of November 1, 1998 was $5,048,300.00.

         The aggregate Initial Stated Amount of the Class B-2 CitiCertificates as of November 1, 1998 was $2,524,100.00.

         The aggregate Initial Stated Amount of the Class B-3 CitiCertificates as of November 1, 1998 was $1,963,200.00.

         The aggregate Initial Stated Amount of the Class B-4 CitiCertificates as of November 1, 1998 was $1,121,900.00.

         The aggregate Initial Stated Amount of the Class B-5 CitiCertificates as of November 1, 1998 was $1,402,302.26.

         The Subordinated CitiCertificate Percentage is 4.000004526945.*

         The Class M Subordination Percentage is 2.150015767694%.*

         The Class B-1 Subordination Percentage is 1.250007262907%.*

         The Class B-2 Subordination Percentage is 0.800011924489%.*

         The Class B-3 Subordination Percentage is 0.450013569281%.*

         The Class B-4 Subordination Percentage is 0.250001774910%.*

         The following tables set forth information regarding the Mortgage Loans as of November 1, 1998.

                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   -----                    --------------------

1987                                  1                            $    274,752
1991                                  1                                 267,438
1994                                  2                                 587,333
1995                                  9                               2,887,574
1996                                  7                               3,206,455
1997                                 12                               3,986,755
1998                              1,595                            $549,706,615
                                  -----                            ------------

Total                             1,627                            $560,916,922
                                  =====                            ============


--------
    * Equal to the Initial Stated Amount thereof divided by the aggregate Adjusted Balance of the Mortgage Loans.

                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     -----                    --------------------

Detached houses                   1,485                            $511,319,193
Multi-family Dwellings*              23                               9,848,736
Townhouses                           26                               8,282,986
Condominium Units (one to
four stories high)                   54                              17,119,063
Condominium Units (over four
stories high)                        11                               4,432,738
Cooperative Units                    28                               9,914,206
                                  -----                            ------------

Total                             1,627                            $560,916,922
                                  =====                            ============


             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     -----                    --------------------

1-family                          1,604                            $551,068,186
2-family                             22                               9,399,087
3-family                              1                                 449,649
                                  -----                            ------------

Total                             1,627                            $560,916,922
                                  =====                            ============

-------
    * Multi-family dwellings are 2-family and 3-family

                             SIZES OF MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
--------------------              -----                    --------------------

$149,999 and Under                    2                            $    193,997
$150,000 through $199,999             0                                       0
$200,000 through $249,999           173                              41,975,003
$250,000 through $299,999           568                             156,634,119
$300,000 through $349,999           330                             107,335,856
$350,000 through $399,999           215                              80,877,331
$400,000 through $449,999           113                              47,881,965
$450,000 through $499,999            75                              35,704,492
$500,000 through $549,999            58                              30,335,866
$550,000 through $599,999            37                              21,442,126
$600,000 through $649,999            37                              23,540,142
$650,000 through $699,999            11                               7,449,847
$700,000 through $749,999             1                                 741,866
$750,000 through $799,999             0                                       0
$800,000 through $849,999             0                                       0
$850,000 through $899,999             1                                 899,280
$900,000 through $949,999             2                               1,853,768
$950,000 through $999,999             3                               2,982,375
1,000,000 and over                    1                               1,068,889
                                  -----                            ------------

Total                             1,627                            $560,916,922
                                  =====                            ============

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
---------                         -----                    --------------------

6.125%- 6.50%                        11                            $  4,380,766
6.51% - 7.00%                       297                             102,048,432
7.01% - 7.50%                     1,178                             410,174,575
7.51% - 8.00%                       136                              42,257,997
8.01% - 8.25%                         5                               2,055,152
                                  -----                            ------------

Total                             1,627                            $560,916,922
                                  =====                            ============


      DISTRIBUTION OF MORTGAGE LOANS BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-to-Value Ratio               Loans                    Balances Outstanding
-------------------               -----                    --------------------

65.00% and Below                    414                            $150,351,261
65.01% - 75.00%                     547                             190,244,914
75.01% - 80.00%                     565                             190,561,628
80.01% - 85.00%                      16                               4,889,842
85.01% - 90.00%                      76                              22,501,537
90.01% - 95.00%                       9                               2,367,740
                                  -----                            ------------

Total                             1,627                            $560,916,922
                                  =====                            ============

            GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             -----                    --------------------

Alabama                               7                           $   2,130,731
Arizona                              10                               3,165,895
Arkansas                              2                                 698,431
California                          966                             334,579,626
Colorado                             26                               9,346,273
Connecticut                          50                              19,931,375
Delaware                              1                                 284,783
District of Columbia                  5                               1,551,764
Florida                              16                               6,581,929
Georgia                              28                               8,728,879
Illinois                             43                              13,632,596
Indiana                               2                                 630,288
Kansas                                2                                 852,352
Maryland                             31                              10,853,481
Massachusetts                        46                              14,961,937
Michigan                             16                               5,570,280
Minnesota                             8                               2,470,284
Mississippi                           3                                 829,718
Missouri                              8                               2,912,964
Nevada                                6                               2,079,689
New Hampshire                         3                                 918,589
New Jersey                           59                              18,865,227
New Mexico                            8                               2,530,153
New York                            140                              50,643,538
North Carolina                       38                              11,846,545
Ohio                                  1                                 284,637
Oregon                                1                                 254,801
Pennsylvania                          8                               2,844,074
South Carolina                       11                               4,065,277
Tennessee                             9                               3,687,251
Texas                                17                               5,597,848
Utah                                  3                               1,387,675
Virginia                             22                               6,938,107
Washington                           31                               9,259,925
                                  -----                            ------------

Total                             1,627                            $560,916,922
                                  =====                            ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CITICORP MORTGAGE SECURITIES, INC.
                                             (Registrant)

                                             By: /s/ John H. Outland
                                                -------------------------------
                                                     John H. Outland
                                                     Senior Vice President


Dated: November __, 1998